UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 5, 2006
Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On December 5, 2006, Emdeon Corporation issued a press release announcing the preliminary results of its tender offer for Emdeon common stock, a copy of which is filed as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
     The following exhibit is filed herewith:

99.1	Press Release issued by the Registrant, dated December 5, 2006, regarding preliminary results of its tender offer (incorporated by reference from Exhibit (a)(1)(R) filed on December 5, 2006 with Amendment No. 6 to Emdeon’s Schedule TO)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION

Dated: December 5, 2006	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by the Registrant, dated December 5, 2006, regarding preliminary results of its tender offer (incorporated by reference from Exhibit (a)(1)(R) filed on December 5, 2006 with Amendment No. 6 to Emdeon’s Schedule TO)